      Student Loan Finance Corporation
      Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
      Section 21 of the Servicing Agreement (Unaudited)

      Education Loans Incorporated
      Student Loan Asset-Backed Notes, Series 1999-1
      Report for the Month Ended November 30, 2000

I.    Noteholder Information
      ----------------------

A.    Identification of Notes
      -----------------------


      Series      Description                                        Cusip #              Due Date
      ----------------------------------------------------------------------------------------------------
      1999-1A     Senior Auction Rate Notes..........................280907AP1............December 1, 2035
      1999-1B     Senior Auction Rate Notes..........................280907AQ9............December 1, 2035
      1999-1C     Subordinate Auction Rate Notes.....................280907AR7............December 1, 2035

B.    Notification of Redemption Call of Notes
      ----------------------------------------

      None

C.    Principal Outstanding - November, 2000
      --------------------------------------

                            Principal            Principal            Principal
                         Outstanding,             Payments         Outstanding,
      Series           Start of Month         During Month         End of Month
      --------------------------------------------------------------------------
      1999-1A          $78,000,000.00                $0.00       $78,000,000.00
      1999-1B           39,000,000.00                 0.00        39,000,000.00
      1999-1C            9,300,000.00                 0.00         9,300,000.00
                  --------------------------------------------------------------
      Totals          $126,300,000.00                $0.00      $126,300,000.00
                  ==============================================================

D.    Accrued Interest Outstanding - November, 2000
      ---------------------------------------------


                       Accrued Interest             Interest             Interest     Accrued Interest              Interest
                           Outstanding,              Accrued             Payments         Outstanding,            Rate As Of
      Series             Start of Month         During Month         During Month         End of Month          End Of Month
      -----------------------------------------------------------------------------------------------------------------------
      1999-1A               $199,593.33          $427,700.01          $399,186.67          $228,106.67              6.58000%
      1999-1B                 99,796.67           212,463.33           199,593.33           112,666.67              6.50000%
      1999-1C                 24,195.50            51,888.83            48,391.00            27,693.33              6.70000%
                  -------------------------------------------------------------------------------------
      Totals                $323,585.50          $692,052.17          $647,171.00          $368,466.67
                  =====================================================================================

E.    Net Loan Rates for Next Interest Period
      ---------------------------------------

                        Interest Period
      Series              Starting Date        Net Loan Rate
      -------------------------------------------------------
      1999-1A                 10-Jan-01                9.69%
      1999-1B                 10-Jan-01                9.85%
      1999-1C                 10-Jan-01                9.60%

F.    Noteholders' Carry-Over Amounts - November, 2000
      ------------------------------------------------


                             Carry-Over                                                     Carry-Over
                               Amounts,            Additions             Payments             Amounts,
      Series             Start of Month         During Month         During Month         End of Month
      -------------------------------------------------------------------------------------------------
      1999-1A                     $0.00                $0.00                $0.00                $0.00
      1999-1B                      0.00                 0.00                 0.00                 0.00
      1999-1C                      0.00                 0.00                 0.00                 0.00
                  -------------------------------------------------------------------------------------
      Totals                      $0.00                $0.00                $0.00                $0.00
                  =====================================================================================

G.    Noteholders' Accrued Interest on Carry-Over Amounts - November, 2000
      --------------------------------------------------------------------


                                Accrued             Interest             Interest              Accrued
                              Interest,              Accrued             Payments            Interest,
      Series             Start of Month         During Month         During Month         End of Month
      -------------------------------------------------------------------------------------------------
      1999-1A                     $0.00                $0.00                $0.00                $0.00
      1999-1B                      0.00                 0.00                 0.00                 0.00
      1999-1C                      0.00                 0.00                 0.00                 0.00
                  -------------------------------------------------------------------------------------
      Totals                      $0.00                $0.00                $0.00                $0.00
                  =====================================================================================

II.   Fund Information
      ----------------

A.    Reserve Fund - November, 2000
      -----------------------------
                                                                       Amount
                                                             -----------------
      Balance, Start of Month................................   $1,894,500.00
      Additions During Month.................................            0.00
      Less Withdrawals During Month..........................            0.00
                                                             -----------------
      Balance, End of Month..................................   $1,894,500.00
                                                             =================

B.    Capitalized Interest Account - November, 2000
      ---------------------------------------------
                                                                       Amount
                                                             -----------------
      Balance, Start of Month................................   $4,554,040.99
      Additions During Month.................................            0.00
      Less Withdrawals During Month..........................            0.00
                                                             -----------------
      Balance, End of Month..................................   $4,554,040.99
                                                             =================

C.    Acquisition Account - November, 2000
      ------------------------------------
                                                                       Amount
                                                             -----------------
      Balance, Start of Month................................           $0.00
      Additions During Month (Transfers from Surplus Fund)...       50,248.63
      Less Withdrawals for Eligible Loans:
        Principal Acquired...................................            0.00
        Premiums and Related Acquisition Costs...............      (50,248.63)
                                                             -----------------
      Balance, End of Month..................................           $0.00
                                                             =================

D.    Alternative Loan Guarantee Account - November, 2000
      ---------------------------------------------------
                                                                       Amount
                                                             -----------------
      Balance, Start of Month................................   $1,300,490.85
      Guarantee Fees Received (Refunded) During Month........            0.00
      Interest Received During Month.........................        6,658.20
      Other Additions During Month...........................          326.03
      Less Withdrawals During Month for Default Payments.....      (43,819.19)
                                                             -----------------
      Balance, End of Month..................................   $1,263,655.89
                                                             =================

III.  Student Loan Information
      ------------------------

A.    Student Loan Principal Outstanding - November, 2000
      ---------------------------------------------------
                                                                       Amount
                                                             -----------------
      Balance, Start of Month................................ $112,008,052.29
      Loans Purchased / Originated...........................            0.00
      Capitalized Interest...................................      699,783.40
      Less Principal Payments Received.......................   (1,202,747.10)
      Less Defaulted Alternative Loans Transferred...........      (41,369.05)
      Other Increases (Decreases)............................       (2,353.36)
                                                             -----------------
      Balance, End of Month.................................. $111,461,366.18
                                                             =================

B.    Composition of Student Loan Portfolio as of November 30, 2000
      -------------------------------------------------------------

                                                                       Amount
                                                             -----------------
      Aggregate Outstanding Principal Balance................ $111,461,366.18
      Number of Borrowers....................................          16,804
      Average Outstanding Principal Balance Per Borrower.....          $6,633
      Number of Loans (Promissory Notes).....................          31,298
      Average Outstanding Principal Balance Per Loan.........          $3,561
      Weighted Average Interest Rate.........................           8.57%

C.    Distribution of Student Loan Portfolio by Loan Type as of November 30,
      ----------------------------------------------------------------------
      2000
      ----

                                                 Outstanding
                                                   Principal
      Loan Type                                      Balance         Percent
      -----------------------------------------------------------------------
      Stafford - Subsidized.................  $38,850,080.57           34.9%
      Stafford - Unsubsidized...............   23,175,796.04           20.8%
      PLUS..................................   13,771,587.44           12.4%
      SLS...................................       99,651.81            0.1%
      Consolidation.........................    5,819,403.70            5.2%
      Alternative...........................   29,744,846.62           26.7%
                                            ---------------------------------
      Total................................. $111,461,366.18          100.0%
                                            =================================

D.    Distribution of Student Loan Portfolio by Interest Rate as of November 30,
      --------------------------------------------------------------------------
      2000
      ----

                                                 Outstanding
                                                   Principal
      Interest Rate                                  Balance         Percent
      -----------------------------------------------------------------------
      Less Than 7.00%.......................     $161,564.02            0.1%
      7.00% to 7.49%........................      992,216.88            0.9%
      7.50% to 7.99%........................   11,990,345.03           10.7%
      8.00% to 8.49%........................   54,114,018.56           48.6%
      8.50% to 8.99%........................   26,228,784.49           23.5%
      9.00% to 9.49%........................    1,262,355.18            1.1%
      9.50% or Greater......................   16,712,082.02           15.0%
                                            ---------------------------------
      Total................................. $111,461,366.18          100.0%
                                            =================================

E.    Distribution of Student Loan Portfolio by Borrower Payment Status as of
      -----------------------------------------------------------------------
      November 30, 2000
      -----------------

                                                 Outstanding
                                                   Principal
      Borrower Payment Status                        Balance         Percent
      -----------------------------------------------------------------------
      School................................  $17,944,588.64           16.1%
      Grace.................................    3,357,254.03            3.0%
      Repayment.............................   72,027,556.49           64.6%
      Deferment.............................   12,644,757.49           11.3%
      Forbearance...........................    5,487,209.53            4.9%
                                            ---------------------------------
      Total................................. $111,461,366.18          100.0%
                                            =================================

F.    Distribution of Student Loan Portfolio by Delinquency Status as of
      ------------------------------------------------------------------
      November 30, 2000
      -----------------

                                                             Percent by Outstanding Balance
                                                        ------------------------------------------
                                                                  Repayment,
                                                                  Deferment,
                                            Outstanding          Forbearance
                                              Principal      & Claims Status         All Loans in
      Delinquency Status                        Balance           Loans Only            Portfolio
      --------------------------------------------------------------------------------------------
      31 to 60 Days....................   $2,595,658.31                 2.9%                 2.3%
      61 to 90 Days....................    1,552,390.32                 1.7%                 1.4%
      91 to 120 Days...................      871,684.28                 1.0%                 0.8%
      121 to 180 Days..................    2,028,369.95                 2.2%                 1.8%
      181 to 270 Days..................    1,088,922.14                 1.2%                 1.0%
      Over 270 Days....................      394,522.73                 0.4%                 0.4%
      Claims Filed, Not Yet Paid.......      689,675.37                 0.8%                 0.6%
                                       -----------------------------------------------------------
      Total............................   $9,221,223.10                10.2%                 8.3%
                                       ===========================================================

G.    Distribution of Student Loan Portfolio by Guarantee Status as of
      ----------------------------------------------------------------
      November 30, 2000
      -----------------

                                                 Outstanding
                                                   Principal
      Guarantee Status                               Balance         Percent
      -----------------------------------------------------------------------
      FFELP Loan Guaranteed 100%............     $362,208.30            0.3%
      FFELP Loan Guaranteed 98%.............   81,354,311.26           73.0%
      Alternative Loans Non-Guaranteed......   29,744,846.62           26.7%
                                            ---------------------------------
      Total................................. $111,461,366.18          100.0%
                                            =================================

H.    Distribution of Student Loan Portfolio by Guarantee Agency as of
      ----------------------------------------------------------------
      November 30, 2000
      -----------------

                                                     Outstanding
                                                       Principal
      Guarantee Agency                                   Balance     Percent
      -----------------------------------------------------------------------
      Education Assistance Corporation..........  $41,946,288.71       37.6%
      California Student Aid Commission.........   20,597,641.17       18.5%
      United Student Aid Funds, Inc.............    8,682,310.05        7.8%
      Pennsylvania Higher Education Assistance
       Agency...................................    4,422,483.17        4.0%
      Great Lakes Higher Education Corporation..    4,161,244.65        3.7%
      Other Guarantee Agencies..................    1,906,551.81        1.7%
      Alternative Loans Non-Guaranteed..........   29,744,846.62       26.7%
                                                -----------------------------
      Total..................................... $111,461,366.18      100.0%
                                                =============================

I.    Fees and Expenses Accrued For / Through  November, 2000
      -------------------------------------------------------

                                                                  For The 11
                                                                Months Ended
                                         November, 2000        Nov. 30, 2000
                                        -------------------------------------
      Servicing Fees....................     $97,528.70        $1,018,055.55
      Indenture Trustee Fees............       2,631.30            28,943.94
      Broker / Dealer Fees..............      26,312.50           259,616.65
      Auction Agent Fees................       2,105.00            23,505.85
      Other Permitted Expenses..........           0.00               210.00
                                        -------------------------------------
      Total.............................    $128,577.50        $1,330,331.99
                                        =====================================

J.    Ratio of Assets to Liabilities as of November 30, 2000
      ------------------------------------------------------

                                                          Amount
                                                -----------------
      Total Indenture Assets.................... $127,691,301.02
      Total Indenture Liabilities...............  126,776,276.90
                                                -----------------
      Ratio.....................................         100.72%
                                                =================